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                                                                    EXHIBIT 4.01

                                                               EXECUTION VERSION

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 2, 2003, is entered into by and among:

                  (1) FLEXTRONICS INTERNATIONAL LTD., a Singapore corporation ("Borrower");

                  (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Lenders") constituting Required Lenders; and

                  (3) ABN AMRO BANK N.V. ("ABN AMRO"), as agent for the Lenders (in such capacity, "Agent").

                                    RECITALS

         A. Borrower, the Lenders and Agent are parties to that certain Credit Agreement, dated as of March 8, 2002 (as amended pursuant to that certain First Amendment to Credit Agreement, dated as of March 7, 2003, the "Credit Agreement").

         B. Borrower has requested that the Lenders constituting Required Lenders and Agent amend the Credit Agreement in certain respects.

         C. The Lenders executing this Amendment and Agent are willing to so amend the Credit Agreement upon the terms and subject to the conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders executing this Amendment and Agent hereby agree as follows:

         1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in paragraph 4 below, the Credit Agreement is hereby amended as follows:

                  (a) Paragraph 1.01 is hereby amended by changing the definition of the term "EBITDA" set forth therein to read in its entirety as follows:

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                           "EBITDA" shall mean, with respect to FIL for any four
                  quarter period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:

                                    (a)      The net income or net loss of FIL
                           and its Subsidiaries for such period before provision for income taxes;

                                      plus

                                    (b)      The sum (to the extent deducted in
                           calculating net income or loss in clause (a) above) of (i) all Interest Expenses of FIL and its Subsidiaries accruing during such period, (ii) all depreciation and amortization expenses of FIL and its Subsidiaries accruing during such period and (iii) other noncash charges for such period, including accrued charges until such time that such accrued charges become cash payments;

                                      plus

                                    (c)      An amount, not to exceed
                           $50,000,000 in any consecutive four fiscal quarters, equal to the sum (to the extent deducted in calculating net income or loss in clause (a) above) of all cash charges associated with merger-related expenses and restructuring costs paid in such period (in each case calculated in accordance with GAAP) incurred by FIL and/or its Subsidiaries in connection with any merger, acquisition, or restructuring entered into by FIL and/or any of its Subsidiaries which are otherwise permitted under this Agreement and the FIUI Credit Agreement.

                                      plus

                                    (d)      For the fiscal quarter periods
                           ending on September 30, 2003, December 31, 2004, March 31, 2004 and June 30, 2004, an amount, not to exceed $110,000,000, equal to the charges incurred by FIL constituting a "Loss on Early Extinguishment of Debt" (as such term is used in GAAP) in connection with the early redemption by FIL of its 9.875% Senior Subordinated Notes due 2010.

                  For purposes of Subparagraph 5.03(a) (and not for purposes of Subparagraph 5.03(b)), if FIL or any of its Subsidiaries acquires (whether by purchase, merger, consolidation or otherwise) all or substantially all of the assets of or property of any other Person, during any period in respect of which EBITDA is to be determined, such EBITDA shall be determined on a pro forma basis in accordance with GAAP and, if applicable, the rules of the Securities and Exchange Commission, as if such acquisition occurred as of the first day of the relevant period.

                  (b) Clauses (i), (iii) and (iv) of Paragraph 5.01(a) are hereby amended by changing the references therein from "chief financial officer, treasurer or controller" to

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         "chief executive officer, chief operating officer, chief financial officer, treasurer, assistant treasurer, controller or senior vice president of finance".

         3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 above, the following will be true and correct on the Effective Date:

                  (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except for representations and warranties expressly made as of a specified date, which are true and correct in all material respects as of such date);

                  (b)      No Default has occurred and is continuing; and

                  (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

         4. EFFECTIVE DATE. The amendments effected by paragraph 2 above shall become effective on September 2, 2003 (the "Effective Date"), subject to receipt by the Lenders executing this Amendment and Agent, on or prior to the Effective Date of the following, each in form and substance satisfactory to the Lenders executing this Amendment, Agent and their respective counsel, as applicable:

                  (a) This Amendment duly executed by Borrower, the Lenders constituting Required Lenders and Agent;

                  (b) A letter in the form of Attachment A hereto appropriately completed and duly executed by each Guarantor; and

                  (c) A Certificate of the Secretary of Borrower, dated the Effective Date, certifying that the Memorandum and Articles of Association of Borrower, in the form delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date.

         5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

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         6.       MISCELLANEOUS.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                          [The Signature Pages Follow]

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         IN WITNESS WHEREOF, Borrower, Agent and the Lenders executing this
Amendment have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                           FLEXTRONICS INTERNATIONAL LTD.

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

AGENT:                              ABN AMRO BANK N.V.,
                                    As Agent

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

LENDERS:                            ABN AMRO BANK N.V.

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

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                                    AIB INTERNATIONAL FINANCE

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS (FORMERLY BANKERS TRUST COMPANY)

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    BANK OF AMERICA, N.A.

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

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                                    BEAR STEARNS CORPORATE LENDING INC.

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    BNP PARIBAS

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    CITICORP USA, INC.

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

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                                    COMERICA BANK

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    CREDIT SUISSE FIRST BOSTON

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    DANSKE BANK A/S

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

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                                    ERSTE BANK DER OESTERREICHISCHEN
                                    SPARKASSEN AG

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    FLEET NATIONAL BANK

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    MIZUHO CORPORATE BANK, LIMITED

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

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                                    KEY CORPORATE CAPITAL, INC.

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    LEHMAN COMMERCIAL PAPER INC.

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    ROYAL BANK OF CANADA

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

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                                    SKANDINAVISKA ENSKILDA BANKEN AB (publ)

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    THE BANK OF NOVA SCOTIA

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                      S-7

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                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                    By:  _______________________________________

                                         Name:  ________________________________

                                         Title: ________________________________

                                      S-8

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                                  ATTACHMENT A

                            GUARANTOR CONSENT LETTER

                                September 2, 2003

TO: ABN AMRO BANK, N.V.,
         As Agent for the Lenders under the Credit Agreement referred to below

         1.       Reference is made to the following:

                  (a) The Credit Agreement dated as of March 8, 2002 (as amended, the "Credit Agreement") among Flextronics International Ltd. ("Borrower"), the financial institutions which are from time to time parties thereto (the "Lenders"), and ABN AMRO Bank, as agent for the Lenders ("Agent");

                  (b) The Guaranty dated as of March 8, 2002 (the "Guaranty") executed by each of the undersigned (each a "Guarantor," and collectively, the "Guarantors") in favor of the Lenders and Agent; and

                  (c) The Second Amendment to Credit Agreement dated as of September 2, 2003 (the "Second Amendment") among Borrower, the Lenders constituting Required Lenders and Agent.

         2. Each Guarantor hereby consents to the Second Amendment. Each Guarantor expressly agrees that such amendment shall in no way affect or alter the rights, duties, or obligations of Guarantor, the Lenders or Agent under the Guaranty.

         3. From and after the date hereof, the term "Credit Agreement" as used in the Guaranty shall mean the Credit Agreement, as amended by the Second Amendment.

         4. The Guarantors' consent to the Second Amendment shall not be construed (i) to have been required by the terms of the Guaranty or any other document, instrument or agreement relating thereto or (ii) to require the consent of the Guarantors in connection with any future amendment of the Credit Agreement or any other Credit Document.

         5. Each Guarantor represents and warrants to Agent that (i) the corporate documents and resolutions (such items, the "Guarantor Deliverables") of such Guarantor are in the form delivered to Agent on the Closing Date (as defined in the Credit Agreement) or the date such Guarantor became a party to the Guaranty, as applicable, and (ii) such Guarantor's Guarantor Deliverables are in full force and effect and have not been amended, supplemented, revoked or repealed since such date.

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         IN WITNESS WHEREOF, each Guarantor has executed this Guarantor Consent
Letter as of the day and year first written above.

                                             FLEXTRONICS INTERNATIONAL USA, INC.

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                             FLEXTRONICS HOLDING USA, INC.

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                             FLEXTRONICS INTERNATIONAL LATIN
                                             AMERICA (L) LTD.

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                             FLEX INTERNATIONAL MARKETING (L)
                                             LTD.

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                             FLEXTRONICS MANUFACTURING
                                             MEXICO, S.A. DE C.V.

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                      S-1

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                                             FLEXTRONICS INTERNATIONAL SINGAPORE
                                             PTE LTD.

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                             FLEXTRONICS HOLDINGS (UK) LIMITED

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                             MULTILAYER TECHNOLOGY, INC.

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                             FLEXTRONICS USA, INC.

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                             FLEXTRONICS ENCLOSURES, INC.

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

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                                             FLEXTRONICS DISTRIBUTION, INC.

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                             FLEXTRONICS TECHNOLOGY (SHAH ALAM)
                                             SDN BDH

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                             FLEXTRONICS MANUFACTURING
                                             FRANCE SNC

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                             FLX CYPRUS LIMITED

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                             IEC HOLDINGS LTD.

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                      S-3

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                                             FLEXTRONICS (MALAYSIA) SDN BDH

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

                                             FLEXTRONICS INDUSTRIAL (MALAYSIA)
                                             SDN BDH

                                             By:  ______________________________

                                                  Name:  _______________________

                                                  Title: _______________________

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